EXHIBIT 99.2

                                 PARAMOUNT PARKS

                UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

                              AT JUNE 30, 2006 AND
                 FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005


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

                                 PARAMOUNT PARKS
              UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                         SIX MONTHS ENDED JUNE 30,
                                         -------------------------
                                              2006       2005
                                            --------   --------
Revenues:
   Admissions                               $ 81,360   $ 85,366
   Food, merchandise and games                55,670     58,058
   Other                                      21,874      9,896
                                            --------   --------
      Total revenues                         158,904    153,320
                                            --------   --------
Expenses:
   Operating                                  83,225     88,143
   Selling, general and administrative        30,759     33,323
   Cost of goods sold                         20,287     16,063
   Depreciation and amortization              26,408     23,838
                                            --------   --------
      Total expenses                         160,679    161,367
                                            --------   --------
Operating loss                                (1,775)    (8,047)
   Other items, net                           (2,208)       838
                                            --------   --------
Loss before income taxes                      (3,983)    (7,209)
   Income tax benefit                         (1,562)    (2,822)
                                            --------   --------
Net loss                                    $ (2,421)  $ (4,387)
                                            ========   ========

         See Notes to Unaudited Condensed Combined Financial Statements.


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

                                 PARAMOUNT PARKS
                   UNAUDITED CONDENSED COMBINED BALANCE SHEET
                                 (IN THOUSANDS)

                                                        AS OF
                                                    JUNE 30, 2006
                                                    -------------
ASSETS
Current assets:
   Cash and cash equivalents                           $ 10,471
   Receivables, net                                      26,519
   Inventory                                             15,610
   Prepaids and other current assets                     21,585
                                                       --------
      Total current assets                               74,185
Property and equipment, net                             500,587
Goodwill                                                274,480
Other assets                                             15,228
                                                       --------
      Total assets                                     $864,480
                                                       ========
LIABILITIES AND INVESTED EQUITY
Current liabilities:
   Accounts payable                                    $ 25,366
   Accrued compensation                                   7,410
   Deferred income                                       49,525
   Accrued expenses and other current liabilities        21,560
                                                       --------
      Total current liabilities                         103,861
Deferred tax liabilities, net                            95,792
Other liabilities                                           875
Invested equity:
   Invested capital                                     663,523
   Cumulative translation adjustments                       429
                                                       --------
         Total invested equity                          663,952
                                                       --------
      Total liabilities and invested equity            $864,480
                                                       ========

         See Notes to Unaudited Condensed Combined Financial Statements.


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

                                 PARAMOUNT PARKS
              UNAUDITED CONDENSED COMBINED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                          SIX MONTHS ENDED JUNE 30,
                                                          -------------------------
                                                               2006       2005
                                                             --------   --------
Operating activities:
Net loss                                                     $ (2,421)  $ (4,387)
   Adjustments to reconcile net loss to net cash flow
      provided by operating activities:
      Depreciation and amortization                            26,408     23,838
      Bad debt expense                                            174         81
   Changes in operating assets and liabilities:
      Increase in receivables                                 (19,557)   (26,914)
      Increase in inventory                                    (9,112)    (7,222)
      Increase in prepaids and other current assets            (5,532)   (15,956)
      (Increase) decrease in other assets                         332     (1,059)
      Increase in accounts payable and accrued expenses         7,093     17,880
      Increase in deferred income                              22,277     33,056
      Other, net                                                  569        217
                                                             --------   --------
   Net cash flow provided by operating activities              20,231     19,534
                                                             --------   --------
Investing activities:
   Capital expenditures                                       (34,447)   (32,863)
                                                             --------   --------
   Net cash flow used for investing activities                (34,447)   (32,863)
                                                             --------   --------
Financing activities:
   Net contribution from CBS                                   16,318      6,264
                                                             --------   --------
   Net cash flow provided by financing activities              16,318      6,264
                                                             --------   --------
Net increase (decrease) in cash and cash equivalents            2,102     (7,065)
Cash and cash equivalents at beginning of period                8,369      7,433
                                                             --------   --------
Cash and cash equivalents at end of period                   $ 10,471   $    368
                                                             ========   ========

         See Notes to Unaudited Condensed Combined Financial Statements.


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

                                 PARAMOUNT PARKS
           NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005

NOTE 1 - DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Paramount Parks, Inc. ("Paramount Parks") is operated through wholly-owned subsidiaries and affiliates of CBS Corporation. Paramount Parks owns and operates five regional theme parks and a themed attraction in the U.S. and
Canada: Paramount's Carowinds, in Charlotte, North Carolina; Paramount's Great America, in Santa Clara, California; Paramount's Kings Dominion, located near Richmond, Virginia; Paramount's Kings Island, located near Cincinnati, Ohio; Paramount's Canada's Wonderland, located near Toronto, Ontario; and the themed attraction, Star Trek: The Experience, in the Las Vegas Hilton, a futuristic interactive environment based on the popular television and movie series. Each of the theme parks feature attractions, products and live shows based on various intellectual properties of Paramount Parks. In addition, Paramount Parks manages and operates Bonfante Gardens, a family oriented garden theme park in Gilroy, California.

The accompanying unaudited condensed combined financial statements of Paramount Parks have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of Paramount Parks' management, all adjustments considered necessary for a fair statement of the results of the interim periods covered in this report have been included. These financial statements should be read in conjunction with the financial statements and the notes thereto included in the exhibit 99.1.

NOTE 2 - RELATED PARTY TRANSACTIONS

Paramount Parks is wholly-owned by CBS and enters into transactions with CBS for, among other things, the daily transfer of net cash collections, daily cash funding to be used in operations, payment of taxes on income and allocations of corporate expenses. For purposes of these unaudited condensed combined financial statements, the net amount due to CBS has been classified as Invested Capital.

CBS provides Paramount Parks with certain general and administrative services such as insurance, technology systems, tax, and certain other services. The combined financial statements reflect expenses which were allocated based on specific identification of costs, assets and liabilities. Management believes that the methodologies used to allocate expenses for the services described above are reasonable. However, Paramount Parks' expenses as a stand-alone company may be different from those reflected in the Unaudited Condensed Combined Statements of Operations.

NOTE 3 - SUBSEQUENT EVENT

On June 30, 2006, Cedar Fair acquired all of the outstanding shares of capital stock of Paramount Parks from a subsidiary of CBS Corporation.


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